SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  July 7, 1999
--------------------------------------------------------------------------------

                               CENTURA BANKS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


North Carolina                   1-10646                     56-1688522
--------------------------------------------------------------------------------

(State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
--------------------------------------------------------------------------------
(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:       (252) 454-4400
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.

Item 5.  Other Events
On July 7, 1999, Centura Banks, Inc. ("Centura") announced earnings for the three and six month periods ended June 30, 1999. Centura reported net income of $28.8 million or $1.00 per diluted share for the second quarter which represented a 14.8 percent increase over 1998's second quarter net income of $25.1 million or $0.87 per diluted share. For the six months ended June 30, 1999 and 1998, net income was $49.4 million and $48.6 million respectively, or $1.71 and $1.70 per diluted share.

A press release is attached as Exhibit 99.

This press release may contain various forward-looking statements that involve risks and uncertainties that could cause actual results to differ from estimates. A discussion of the various factors, including factors beyond Centura's control, that could cause Centura's results to differ materially from those expressed in such forward-looking statements is included in Centura's Form 10-K for the year ended December 31, 1998 as filed with the Securities and Exchange Commission.



Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: July 8, 1999                          By:      /s/ Steven Goldstein
                                                     Steven Goldstein
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

                                                                    Sequential
                                                                       Page
Exhibit               Description of Exhibit                          Number
--------------------------------------------------------------------------------

99                Press release dated July 7, 1999                       5

For Immediate Release

July 7, 1999

For more information:                          Steven J. Goldstein
                                               Chief Financial Officer
                                               Centura Banks, Inc.
                                               (252) 454-8356
                                               sgoldstein@centura.com
                                               ----------------------

         CENTURA BANKS, INC. ANNOUNCES RECORD EARNINGS OF $1.00 PER
                DILUTED SHARE FOR THE SECOND QUARTER OF 1999

     ROCKY MOUNT, N.C. - Centura Banks, Inc. (NYSE: CBC) today announced record second-quarter 1999 earnings of $28.8 million, or $1.00 per diluted share. Earnings per diluted share increased 14.9% over the $0.87 cents earned in the comparable prior year quarter and 11.1% over the $0.90 earned in the first quarter of 1999 excluding nonrecurring charges.
         These results produced a return on average assets of 1.32% and a return on average equity of 16.58%, compared with first-quarter 1999 ratios of 1.20% and 15.25%, respectively, excluding nonrecurring charges.
         "Our second-quarter performance reflects the successful integration of our merger with First Coastal Bankshares, Inc., which was completed March 26, 1999," said Cecil W. Sewell, Centura chairman and chief executive officer. "Noninterest expense savings related to the First Coastal merger exceeded our expectations, while core banking revenue growth continued as projected, making the acquisition accretive to earnings in the quarter immediately following the merger.
         "The efficient integration of First Coastal demonstrates Centura's ability to execute on its stated objectives," Sewell said. "We remain solidly on track with our strategy of creating shareholder value by conducting business as a full-line retailer of financial services. We are executing on our commitment to provide our customers a broad range of banking, investment and insurance solutions in a way that adds value for our shareholders."

         When compared with the first quarter of 1999, the net interest margin improved four basis points principally due to changes in deposit pricing resulting in a 10 basis point reduction in funding costs. Average commercial loans increased $107 million, representing an annualized rate of 12.5%, while the retail loan portfolio grew at an annualized rate of 12.2%. The mortgage portfolio was reduced by $96 million from the first quarter in response to balance-sheet repositioning in anticipation of higher interest rates and the decrease in the mortgage pipeline. As expected, the leasing portfolio declined $28 million, principally due to the decreased emphasis on the auto leasing product line, which had failed to meet EVA(TM) objectives.
         At June 30, 1999, nonperforming assets totaled $60.0 million, representing 0.68% of total assets compared with $42 million and 0.48%, respectively, at March 31, 1999. The increase is due to Centura's decision to place on nonperforming status $23 million of loans outstanding to Pluma, Inc., an Eden, N.C.-based manufacturer and distributor of fleece and jersey sportswear. "Pluma is an isolated incident," Sewell said. "While $23 million is certainly substantial, Centura's total textile-related lending represents less than 2% of our loan portfolio." Centura is continuing to review and evaluate Pluma and although Centura has made provisions for this credit, it is possible that additional provision for losses may be required in the third or fourth quarter.
         Excluding $8.4 million of nonrecurring charges related to the First Coastal merger, Centura earned $54.8 million, or $1.90 per diluted share, for the first six months of 1999. These earnings represent an increase of 12.9% and 11.8%, respectively, over the same period a year ago.
         With assets of $8.8 billion, Centura provides a complete line of banking, investment, insurance, leasing and trust services to individuals and businesses in North Carolina, South Carolina and Virginia. Centura's broad range of financial services are provided through a variety of delivery channels, including 226 full-service financial offices, more than 240 ATMs, the Centura Highway telephone banking center, Centura's Internet site, and through leading online money management packages. Additional information may be found on Centura's website at www.centura.com.
                                    # # #

FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARIES

                                              Three Months Ended June 30,                 Six Months Ended June 30,
                                           ----------------------------------        -----------------------------------
(Dollars in thousands, except per share data) 1999         1998        Change           1999          1998       Change
---------------------------------------------------------------------------------------------------------------------------

EARNINGS
    Interest income                         $   157,982  $   156,045        1.2 %     $   315,554   $   305,021        3.5 %
    Interest expense                             73,877       76,758       (3.8)          148,662       150,256       (1.1)
    -----------------------------------------------------------------------------------------------------------------------
    Net interest income                          84,105       79,287        6.1           166,892       154,765        7.8
    Provision for loan losses                     6,411        3,635       76.4            12,677         7,028       80.4
    Noninterest income                           38,758       34,625       11.9            76,990        66,939       15.0
    Noninterest expense                          73,968       72,425        2.1           156,784       141,087       11.1
    Income taxes                                 13,695       12,770        7.2            25,055        25,019        0.1
    -----------------------------------------------------------------------------------------------------------------------
    Net income                              $    28,789  $    25,082       14.8 %     $    49,366   $    48,570        1.6 %
    =======================================================================================================================
    Net interest income, taxable equivalent $    85,971  $    81,104        6.0 %     $   170,484   $   158,382        7.6 %
    =======================================================================================================================

PER COMMON SHARE
    Earnings per share - basic              $      1.01  $      0.89       13.5 %     $      1.73   $      1.74       (0.6)%
    Earnings per share - diluted                   1.00         0.87       14.9              1.71          1.70        0.5
    Cash dividends paid                            0.32         0.29       10.3              0.61          0.56        8.9
    Book value per share                          24.16        22.49        7.4             24.16         22.49        7.4
    Closing market price                         56.375       62.500       (9.8)           56.375        62.500       (9.8)

FINANCIAL RATIOS
    Return on average assets                       1.32 %       1.23 %        9 bp           1.13 %        1.23 %      (10) bp
    Return on average equity                      16.58        15.98         60             14.33         15.89       (156)
    Average equity to average assets               7.94         7.73         21              7.92          7.73         19

AVERAGE BALANCES
    Assets                                  $ 8,774,091  $ 8,148,591        7.7 %     $ 8,772,187   $ 7,974,296       10.0 %
    Earning assets                            8,022,462    7,433,697        7.9         8,015,585     7,290,999        9.9
    Loans                                     5,872,026    5,372,738        9.3         5,861,025     5,252,490       11.6
    Investment securities                     2,101,580    2,032,376        3.4         2,104,675     2,006,116        4.9
    Noninterest-bearing deposits                928,753      853,748        8.8           916,224       825,868       10.9
    Core deposits                             5,436,079    5,370,210        1.2         5,456,277     5,305,863        2.8
    Total deposits                            6,014,766    5,860,150        2.6         6,010,635     5,801,571        3.6
    Interest-bearing liabilities              7,015,157    6,544,009        7.2         7,025,195     6,416,270        9.5
    Shareholders' equity                        696,366      629,539       10.6           694,482       616,528       12.6

PERIOD END BALANCES
    Assets                                  $ 8,756,753  $ 8,203,475        6.7 %     $ 8,756,753   $ 8,203,475        6.7 %
    Earning assets                            8,013,228    7,462,508        7.4         8,013,228     7,462,508        7.4
    Loans                                     5,841,585    5,405,440        8.1         5,841,585     5,405,440        8.1
    Investment securities                     2,139,312    2,031,266        5.3         2,139,312     2,031,266        5.3
    Noninterest-bearing deposits                982,066      949,476        3.4           982,066       949,476        3.4
    Core deposits                             5,387,401    5,473,647       (1.6)        5,387,401     5,473,647       (1.6)
    Total deposits                            6,024,439    5,959,505        1.1         6,024,439     5,959,505        1.1
    Shareholders' equity                        687,643      634,798        8.3           687,643       634,798        8.3



========================================================================================================================
bp  Change is measured as difference in basis points.

All prior period  financial  data has been restated for the "pooling" with First
Coastal Bankshares, Inc.

OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARIES

                                               Three Months Ended June 30,                Six Months Ended June 30,
                                           -----------------------------------      -----------------------------------------
(Dollars in thousands)                       1999          1998         Change        1999          1998         Change
-----------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING
     Average basic                              28,462,854    28,251,597        0.7 %     28,463,663    27,965,344      1.8 %
     Average diluted                            28,872,807    28,816,180        0.2       28,918,942    28,545,349      1.3
     Outstanding at period end                  28,465,362    28,231,305        0.8       28,465,362    28,231,305      0.8

COMPOSITION RATIOS (1)
     Earning assets to total assets                  91.43 %       91.23 %       20 bp        91.37 %       91.43 %      (6) bp
     Loans to earning assets                         73.19         72.28         91           73.12         72.04       108
     Interest-bearing liabilities to earning as      87.44         88.03        (59)          87.64         88.00       (36)
     Loans to total deposits                         97.63         91.68        595           97.51         90.54       697
     Noninterest-bearing deposits to total deposits  15.44         14.57         87           15.24         14.24       100


ALLOWANCE FOR LOAN LOSSES (AFLL)
     Beginning balance                         $    74,139   $    71,121        4.2 %   $    72,310   $    68,576       5.4 %
     Transfer of AFLL for loans sold                  (100)          -           -             (100)          -          -
     Provision for loan losses                       6,411         3,635       76.4          12,677         7,028      80.4
     Allowance of acquired financial institutions      -             -          -               605         2,068     (70.7)
     Charge-offs                                    (5,625)       (4,579)      22.8         (11,491)       (8,430)     36.3
     Recoveries                                        694         1,085      (36.0)          1,518         2,020     (24.9)
     -------------------------------------------------------------------------------------------------------------------------
         Net charge-offs                            (4,931)       (3,494)      41.1          (9,973)       (6,410)     55.6
     -------------------------------------------------------------------------------------------------------------------------
     Ending balance                            $    75,519   $    71,262        6.0 %   $    75,519   $    71,262       6.0 %
     =========================================================================================================================

     Net charge-offs to average loans(3)              0.34 %        0.27 %        7 bp         0.35 %        0.25 %      10 bp
     =========================================================================================================================


COMPOSITION OF RISK ASSETS
     Nonperforming loans                                                                $    56,085   $    34,295        63.5 %
     Foreclosed property                                                                      3,867         6,174       (37.4)
     -------------------------------------------------------------------------------------------------------------------------
     Nonperforming assets                                                               $    59,952   $    40,469        48.1 %
     =========================================================================================================================


ASSET QUALITY RATIOS (4) Nonperforming assets to:
         Loans and foreclosed property(2)                                                      1.04 %        0.76 %        28 bp
         Total assets                                                                          0.68          0.49          19
     Nonperforming loans to total loans(2)                                                     0.97          0.65          32
     Allowance for loan losses to total loans(2)                                               1.31          1.34          (3)
     Allowance for loan losses to nonperforming loans                                          1.35 x        2.08 x       (73)


==============================================================================================================================
  bp Change is measured as difference in basis points.
(1)  Balance sheet amounts used in calculations are based on average balances.
(2)  Excludes mortgage loans held-for-sale of $81.0 million and $100.2 million at June 30, 1999 and 1998, respectively.
(3)  Excludes mortgage loans held-for-sale, on average, of $108.0 and $104.1 for the three months ended June 30, 1999 and 1998, respectively and $116.4 and $85.8 for the six months ended June 30, 1999 and 1998, respectively.
(4)  Balance sheet amounts used in calculations are based on period end balances.

All prior period  financial  data has been restated for the "pooling" with First
Coastal Bankshares, Inc.

CENTURA BANKS, INC. AND SUBSIDIARIES

                                       Three Months Ended June 30,                        Six Months Ended June 30,
                                   ---------------------------------                    -----------------------------
                                                                      As a Percent of                                As a Percent of
                                                                     Average Assets (1)                            Average Assets(1)
                                                                     ------------------                            -----------------
(Dollars in thousands)                       1999     1998    Change    1999    1998         1999     1998    Change    1999    1998
------------------------------------------------------------------------------------------------------------------------------------


NONINTEREST INCOME
Service charges on deposit acounts     $    13,527 $ 11,775    14.9 %    0.62 % 0.58 %    $ 26,415 $ 22,564    17.1 %  0.61 % 0.57 %
Credit card and related fees                 1,762    1,328    32.7      0.08   0.07         3,531    2,758    28.0    0.08   0.07
Insurance and brokerage commission           5,643    4,849    16.4      0.26   0.24        11,461   10,264    11.7    0.26   0.26
Other service charges, commissions and fees  3,213    2,884    11.4      0.15   0.14         5,999    5,241    14.5    0.14   0.13
Fees for trust services                      2,743    2,400    14.3      0.13   0.12         5,182    4,500    15.2    0.12   0.11
Mortgage income                              5,774    6,014    (4.0)     0.26   0.30        12,810   10,141    26.3    0.29   0.26
Negative goodwill amortization                 335      335       -      0.02   0.02           669      669       -    0.02   0.02
Operating lease fees, net                    1,814    2,005    (9.5)     0.08   0.10         3,628    3,710    (2.2)   0.08   0.09
Other noninterest income                     3,953    3,108    27.2      0.17   0.14         6,817    6,863    (0.7)   0.16   0.18
------------------------------------------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
    transactions                            38,764   34,698    11.7      1.77   1.71        76,512   66,710    14.7    1.76   1.69
Securities gains, net                           (5)     (73)   93.2        -   (0.01)          478      229   108.7    0.01     -
------------------------------------------------------------------------------------------------------------------------------------

Total noninterest income                  $ 38,759 $  34,625   11.9 %    1.77 % 1.70 %    $ 76,990 $ 66,939    15.0 %  1.77 % 1.69 %
====================================================================================================================================


NONINTEREST EXPENSE
Salaries and overtime                     $ 29,293 $ 29,100     0.7 %    1.34 % 1.43 %    $ 61,156 $ 56,098     9.0 %  1.41 % 1.42 %
Fringe benefits and other personnel costs    7,026    6,612     6.3      0.32   0.33        14,488   13,060    10.9    0.33   0.33
Occupancy                                    4,863    4,509     7.9      0.22   0.22         9,958    8,904    11.8    0.23   0.23
Equipment                                    5,392    5,608    (3.9)     0.25   0.28        10,567   11,136    (5.1)   0.24   0.28
Foreclosed real estate losses and related
    operating expense                          251      232     8.2      0.01   0.01           679      725    (6.3)   0.02   0.02
Marketing                                    2,154    2,516   (14.4)     0.10   0.12         4,047    5,034   (19.6)   0.09   0.13
Fees for outsourced services                 3,943    3,176    24.2      0.18   0.16         7,465    6,071    23.0    0.17   0.15
Professional fees                            3,664    2,917    25.6      0.17   0.14         7,057    6,388    10.5    0.16   0.16
Other administrative                         2,532    2,534    (0.1)     0.12   0.12         4,923    5,092    (3.3)   0.11   0.13
FDIC insurance                                 403      406    (0.7)     0.02   0.02           745      826    (9.8)   0.02   0.02
Deposit intangible and goodwill amortization 2,617    2,228    17.5      0.12   0.11         5,177    4,441    16.6    0.12   0.11
Office supplies, postage and telephone       5,469    5,515    (0.8)     0.25   0.27        10,587   10,037     5.5    0.24   0.25
Merger-related expenses                         -        -       -         -      -          6,858        -     -      0.16     -
Other operating                              6,361    7,072   (10.1)     0.28   0.35        13,077   13,275    (1.5)   0.30   0.34
------------------------------------------------------------------------------------------------------------------------------------

Total noninterest expense                 $ 73,968 $ 72,425     2.1 %    3.38 % 3.56 %    $156,784 $141,087    11.1 %  3.60 % 3.57 %
====================================================================================================================================


OTHER PERFORMANCE RATIOS
Pretax operating profit margin, excluding
    merger-related expenses(2)               35.56 %  34.28 %   128 bp                       34.29 %  34.26 %     3 bp
Efficiency ratio, excluding merger-
    related expenses(3)                      59.30 %  62.58 %  (328)bp                       60.58 %  62.62 %  (204)bp
Net interest income analysis-taxable equivalent:
    Selected average yields/rates:
      Loans                                   8.51 %   9.20 %   (69)bp                        8.55 %   9.20 %   (65)bp
      Taxable securities                      6.37     6.62     (25)                          6.36     6.64     (28)
      Tax-exempt securities                   8.65     8.97     (32)                          8.92     8.93      (1)
      Short-term investments                  5.29     5.16      13                           5.27     4.84      43
-----------------------------------------------------------------------------------------------------------------------
      Interest-earning assets                 7.94     8.49     (55)                          7.97     8.49     (52)
-----------------------------------------------------------------------------------------------------------------------
      Total interest-bearing deposits         3.88     4.38     (50)                          3.93     4.40     (47)
      Borrowed funds                          4.56     5.60    (104)                          4.72     5.65     (93)
      Long-term debt                          5.84     5.86      (2)                          5.74     5.93     (19)
-----------------------------------------------------------------------------------------------------------------------
      Total interest-bearing liabilities      4.20     4.69      (49)                         4.25     4.70     (45)
-----------------------------------------------------------------------------------------------------------------------
      Interest rate spread                    3.74     3.80       (6)                         3.72     3.79      (7)
      Net interest margin                     4.26     4.35       (9)                         4.24     4.34     (10)


=======================================================================================================================
bp  Change is measured as difference in basis points.
(1) Data presented is annualized.
(2) Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
(3) Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.

All prior period  financial  data has been restated for the "pooling" with First
Coastal Bankshares, Inc.

QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARIES

                                                      1999                             1998                    2nd Qtr 99
                                             ------------------------    ------------------------------------  -----------
                                               Second       First         Fourth       Third       Second          vs.
(Dollars in thousands, except per share data)  Quarter     Quarter       Quarter      Quarter      Quarter      1st Qtr 99
-----------------------------------------------------------------------------------------------------------  -------------

FINANCIAL SUMMARY (1)

     Assets                                 $  8,774,091  $ 8,770,262  $ 8,561,203  $ 8,225,607  $  8,148,591        -   %
     Earning assets                            8,022,462    8,008,631    7,833,188    7,520,744     7,433,697        0.2
     Loans                                     5,872,026    5,849,901    5,611,039    5,446,908     5,372,738        0.4
     Investment securities                     2,101,580    2,107,805    2,179,818    2,043,215     2,032,376       (0.3)
     Total deposits                            6,014,766    6,006,459    5,984,683    5,965,263     5,860,150        0.1
     Interest-bearing liabilities              7,015,157    7,035,344    6,826,099    6,559,422     6,544,009       (0.3)
     Shareholders' equity                        696,366      692,576      673,130      652,202       629,539        0.5
     Total market capitalization (period end)  1,604,735    1,658,039    2,106,168    1,780,108     1,764,457       (3.2)
     Net income                                   28,789       20,577       25,397       26,347        25,082       39.9

PROFITABILITY/PERFORMANCE SUMMARY(1)
     Pretax operating profit margin(2)             35.56 %      33.01 %      33.95 %      34.77 %       34.28 %      255 bp
     Efficiency ratio(2)                           59.30        61.88        62.25        61.87         62.58       (258)
     Net interest margin                            4.26         4.22         4.26         4.40          4.35          4
     Return on average assets                       1.32         0.95         1.18         1.27          1.23         37
     Return on average equity                      16.58        12.05        14.97        16.03         15.98        453
     Average equity to average assets               7.94         7.90         7.86         7.93          7.73          4

PER SHARE SUMMARY
     Earnings per share - basic             $       1.01  $      0.72  $      0.90  $      0.93  $       0.89       40.3 %
     Earnings per share - diluted                   1.00         0.71         0.88         0.92          0.87       40.8
     Cash dividends paid                            0.32         0.29         0.29         0.29          0.29       10.3
     Book value per share                          24.16        24.30        23.88        23.52         22.49       (0.6)
     Closing market price                        56.3750      58.1875      74.3750      63.0000       62.5000       (3.1)

KEY INTANGIBLE ASSETS (3)
     Goodwill                               $    119,651  $   121,162  $   102,858  $   104,671  $    105,204       (1.2)%
     Mortgage servicing rights                    39,673       37,467       33,464       31,473        30,179        5.9

ASSET QUALITY SUMMARY(3)
     Nonperforming assets                   $     59,952  $    41,979  $    38,105  $    37,538  $     40,469       42.8 %
     Allowance for loan losses                    75,519       74,139       72,310       71,390        71,262        1.9
     Nonperforming assets to total assets           0.68 %       0.48 %       0.43 %       0.45 %        0.49 %       20 bp
     Allowance for loan losses to total loans(4)    1.31         1.30         1.27         1.33          1.34          1
     Net charge-offs to average loans (4)           0.34         0.36         0.26         0.29          0.27         (2)

===========================================================================================================================
 bp  Change is measured as difference in basis points.
(1) Balance sheet amounts are based on average balances unless otherwise noted.
(2) Excludes merger-related expenses.
(3) Balance  sheet  amounts are based on period end  balances  unless  otherwise noted.
(4) Excludes mortgage loans held-for-sale.

All prior period  financial  data has been restated for the "pooling" with First
Coastal Bankshares, Inc.
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